Exhibit 10.2

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made as of November 11, 2004, by and between Syniverse Holdings, LLC, a Delaware limited liability company (“Parent”), and its wholly owned subsidiary Syniverse Holdings, Inc., a Delaware corporation (the “Company”).

WHEREAS, Parent owns 1001.67 shares of Class B Common Stock, par value $.01 per share (the “Shares”), of Syniverse Networks, Inc., a Delaware corporation; and

WHEREAS, the Parent desires to contribute the Shares to the Company;

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1. Contribution of Stock. Parent hereby agrees to contribute the Shares to the Company at the Closing (the “Contribution”).

2. Conditions of Parent’s Obligation at Closing. The obligation of Parent to contribute the Shares to the Company at the Closing (as defined in Section 3) is subject to, and shall be effected (i) concurrently with, the consummation of a public offering registered under the Securities Act of 1933, as amended, of equity securities of the Company or (ii) at such earlier time as mutually determined by the Parent and the Company.

3. Closing. The closing of the Contribution (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP, 200 East Randolph Drive, Chicago, Illinois 60601.

4. Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein, and supersede all prior agreements or understandings between the parties hereto. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by each of the parties hereto.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the internals laws (as opposed to the conflicts of law provisions) of Delaware.

6. Counterparts. This Agreement may be executed in multiple counterparts (including by means of telecopied signature pages) each of which shall be an original and all of which taken together shall constitute one and the same agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

SYNIVERSE HOLDINGS, LLC

By:	/s/ Raymond L. Lawless
Name:	Raymond L. Lawless
Its:	Chief Financial Officer and Secretary

SYNIVERSE HOLDINGS, INC.

By:	/s/ Raymond L. Lawless
Name:	Raymond L. Lawless
Its:	Chief Financial Officer and Secretary

[Signature Page to Syniverse Holdings, LLC Contribution Agreement]